Endo Pharmaceuticals Holdings Inc. 2012 Annual Stockholders Meeting May 23, 2012 1 Exhibit 99.1 ©2012 Endo Pharmaceuticals Inc. All rights reserved.

©2012 Endo Pharmaceuticals Inc. All rights reserved. 2
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Statements including words such as “believes,” “expects,”
“anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future”
or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the
Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Solutions for 21
st
Century Healthcare
I. Our Diversified Business
II. 2012 Growth Drivers
III. Commitment to Innovation
IV. 2012 Financial Guidance
V. Summary

©2012 Endo Pharmaceuticals Inc. All rights reserved.

Endo… A vision for healthcare
total Lidoderm prescriptions written
combined years in healthcare industry
for executive leadership team
Conducts business in more than
Total 4,477
©2012 Endo Pharmaceuticals Inc. All rights reserved.

Value Creation in a Changing Healthcare Environment ©2012 Endo Pharmaceuticals Inc. All rights reserved.

Solid Track Record of Sales Growth Endo expects to report more than $3 Billion in 2012 sales 6 Sustaining our Growth ©2012 Endo Pharmaceuticals Inc. All rights reserved.

Strong Cash Flow Generation 7 ©2012 Endo Pharmaceuticals Inc. All rights reserved.

Diversified Healthcare Solutions Company

*Pro forma - Includes full year of AMS.
**The services segment does not include the pro forma impact of pre-acquisition revenues from the recently acquired electronic medical records providers,
Intuitive Medical Software (IMS) and meridian EMR, Inc.
©2012 Endo Pharmaceuticals Inc. All rights reserved.

2012 Performance – Positioned for Strong Second Half

• Anticipate strong second half 2012 driven by
revenue growth opportunities across all segments
• Expect expense to revenue ratios to decrease
significantly from combination of revenue growth
and expense management
©2012 Endo Pharmaceuticals Inc. All rights reserved.

Commitment to Innovation

Branded
Pharmaceuticals
Medical Devices Generic
Pharmaceuticals
Generic Development
• Continually enhancing
existing products
• Recent advances:
—
AdVance™ XP
(OUS)
• Developing treatments in
new areas
—
Topas™ sling
—
Cryotherapy
• Exploring new emerging
technologies
• Key Therapeutic Areas
• Pain
• Oncology
• Endocrinology
• Semi-Virtual R&D Model
• Global Partnerships
• Discovery
• Early Development
• Development Pipeline
Supplements strong
commercial base growth
AVEED™ (NDA)
Long Acting Injectable Testosterone
BEMA® Buprenorphine                   (Ph. III)
Pain
Urocidin™ (Ph. III)
Bladder Cancer
Androgen Receptor Antagonist         (Ph. I)
Castration Resistant Prostate Cancer
©2012 Endo Pharmaceuticals Inc. All rights reserved.

2012 Guidance 11 Guidance Revenue range $3.15B - $3.30B Adjusted diluted EPS range $5.00 - $5.20 Reported (GAAP) diluted EPS range $1.75 - $1.95 ©2012 Endo Pharmaceuticals Inc. All rights reserved.

2012 Value Creation Opportunities

• Successfully launch new formulation of OPANA ER
• Support the future growth of Qualitest
o
Invest capital to capture growing demand for products
o
Exceed cost synergies assumed at time of Qualitest acquisition
• Invest in AMS to accelerate growth
o
Scale successful AMS/Endo pilot programs
o
Invest in R&D to accelerate advance of new products to market
• Maximize operating cash flow to pay down debt
o
Have completed ~$500M of cumulative debt repayments on our
existing Term Loan indebtedness
©2012 Endo Pharmaceuticals Inc. All rights reserved.

13 * * * * * * * ©2012 Endo Pharmaceuticals Inc. All rights reserved.

©2012 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2012
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $1.75 $1.95
Upfront and milestone-related payments to partners
$0.71 $0.71
Amortization of commercial intangible assets and inventory step-up
$1.87 $1.87
Acquisition and integration costs related to recent acquisitions.
$0.29 $0.29
One-time payment now expected to be made to Impax Labs
$0.90 $0.90
Impairment of long-lived assets
$0.33 $0.33
Interest expense adjustment for ASC 470-20 and other treasury items
$0.21 $0.21
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions
($1.06) ($1.06)
Diluted adjusted income per common share guidance
$5.00 $5.20
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of May 23, 2012

Endo Pharmaceuticals Holdings Inc. 2012 Annual Stockholders Meeting May 23, 2012 15 ©2012 Endo Pharmaceuticals Inc. All rights reserved.